THIS AMENDMENT IS FILED SOLELY TO CORRECT A TRANSMISSION ERROR IN THE SUMMARY COMPENSATION TABLE

SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
☐ Confidential, for Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))

NEW FRONTIER MEDIA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.(1)

(1) Title of each class of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
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(4) Date Filed:

NEW FRONTIER MEDIA, INC.
7007 WINCHESTER CIRCLE, SUITE 200
BOULDER, COLORADO 80301
(303) 444-0900

July 13, 2006

Dear Fellow Shareholder:

      You are cordially invited to attend the annual meeting of shareholders of New Frontier Media, Inc., a Colorado corporation (the “Company”), to be held at 9:00 a.m., Mountain Daylight Time, on August 15, 2006, at the Omni Interlocken Resort, 500 Interlocken Boulevard, Broomfield, Colorado 80021.

At this meeting, you will be asked to consider and vote, in person or by proxy, on the following matters:

• Election of seven directors to the board of directors for the following year and until their successors are elected. The board of directors unanimously recommends a vote FOR election of the nominees on the enclosed proxy card.

• Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm. The board of directors unanimously recommends a vote FOR this proposal.

• Transaction of such other business as may properly come before the meeting or any adjournment.

The official notice of meeting, proxy statement, and proxy card are included with this letter. The matters listed in the notice of meeting are described in detail in the accompanying proxy statement. We are also providing you with a copy of the Company’s annual report on Form 10-K for the Company’s fiscal year ended March 31, 2006.

Whether or not you expect to attend, the board of directors urges you to vote your shares by signing, dating, and returning the enclosed proxy card in the envelope provided, which is postage paid if mailed in the United States.

Very truly yours,

Michael Weiner
Chief Executive Officer and Secretary

NEW FRONTIER MEDIA, INC.
7007 WINCHESTER CIRCLE, SUITE 200
BOULDER, COLORADO 80301
(303) 444-0900

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of New Frontier Media, Inc.:

We hereby notify you that the annual meeting of shareholders of New Frontier Media, Inc., a Colorado corporation (the “Company”), will be held on August 15, 2006 at 9:00 a.m., Mountain Daylight Time, at the Omni Interlocken Resort, 500 Interlocken Boulevard, Broomfield, Colorado 80021 for the following purposes:

• to elect seven directors to the board of directors to hold office for the following year and until their successors are elected;

• to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm; and

• to transact such other business as may properly come before the meeting or any adjournments.

The matters listed in this notice of meeting are described in detail in the accompanying proxy statement. The board of directors has fixed the close of business on July 12, 2006, as the record date for determining those shareholders who will be entitled to notice of and to vote at the meeting and any adjournment. You may examine a list of the shareholders of record as of the close of business on July 12, 2006, for any purpose germane to the meeting during the ten-day period preceding the date of the meeting at the offices of the Company, located at 7007 Winchester Circle, Suite 200, Boulder, Colorado 80301.

YOUR VOTE IS IMPORTANT

Even if you plan to attend the meeting, please sign, date and return the enclosed proxy card in the envelope provided so that your vote will be counted if you later decide not to attend the meeting. No postage is required if the proxy card is mailed in the United States.

By order of the board of directors

Michael Weiner
Chief Executive Officer and Secretary

Boulder, Colorado
July 13, 2006

NEW FRONTIER MEDIA, INC.
7007 WINCHESTER CIRCLE, SUITE 200
BOULDER, COLORADO 80301
(303) 444-0900

PROXY STATEMENT

GENERAL INFORMATION
INFORMATION ABOUT PROXY SOLICITATION

This proxy statement is being furnished to holders of shares of common stock, $.0001 par value per share, of New Frontier Media, Inc., a Colorado corporation (the “Company”), in connection with solicitation of proxies on behalf of the board of directors of the Company for use at the annual meeting of shareholders to be held on August 15, 2006 at 9:00 a.m., Mountain Daylight Time, at the Omni Interlocken Resort, 500 Interlocken Boulevard, Broomfield, Colorado 80021, and at any adjournment. The purpose of the meeting and the matters to be acted on are stated in the accompanying notice of annual meeting of shareholders. The board of directors currently knows of no other business that will come before the meeting.

The notice of annual meeting, proxy statement, and proxy card are being mailed to shareholders on or about July 13, 2006. The Company will bear the cost of its solicitation of proxies. The original solicitation of proxies by mail may be supplemented by personal interview, telephone, and facsimile by the directors, officers, and employees of the Company. Arrangements will also be made with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held by any such persons, and the Company may reimburse those custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in doing so.

The board of directors is soliciting votes FOR the Company’s slate of nominees for election to the board of directors, and FOR ratification of the appointment of the firm of Grant Thornton LLP as the Company’s independent registered public accounting firm.

INFORMATION ABOUT VOTING

Q:	Why am I receiving these materials?
A:	The board of directors is providing these proxy materials for you in connection with the Company’s annual meeting of shareholders, which will take place on August 15, 2006. As a shareholder, you are invited to attend the annual meeting and to vote on the items of business described in this proxy statement.
Q:	What information is contained in these materials?
A:	The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of directors and the most highly paid executive officers, and certain other required information. A copy of our annual report on Form 10-K is also enclosed.
Q:	What items of business will be voted on at the annual meeting?
A:	The two items of business scheduled to be voted on at the annual meeting are (1) election of directors and (2) ratification of the independent auditors. We will also consider any other business that properly comes before the annual meeting.

Q:	How does the board of directors recommend that I vote?
A:	The board of directors recommends that you vote your shares FOR each of the nominees to the board on the proxy card included with this proxy statement and FOR ratification of the independent auditors.
Q:	What shares can I vote?
A:	You may vote all shares owned by you as of the close of business on July 12, 2006, the record date. These shares include (1) shares held directly in your name as a shareholder of record and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.
Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?
A:	Most shareholders of the Company hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
If your shares are registered directly in your name with the Company’s transfer agent, Corporate Stock Transfer, you are considered, with respect to those shares, the shareholder of record and these proxy materials are being sent directly to you by the Company. As the shareholder of record, you have the right to grant your voting proxy directly to the board of directors or to vote in person at the meeting. The board of directors has enclosed or sent a proxy card for you to use.
If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or nominee together with a voting instruction card. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker or nominee that holds your shares, giving you the right to vote the shares. Your broker or nominee has enclosed or provided voting instructions for you to use in directing the broker or nominee how to vote your shares.
Q:	How can I attend the annual meeting?
A:	You are entitled to attend the annual meeting only if you were a shareholder of the Company or joint holder as of the close of business on July 12, 2006, or you hold a valid proxy for the annual meeting. You should be prepared to present photo identification for admittance. If you are not a record holder but hold shares through a broker or nominee (that is, in “street name”), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to July 12, 2006, a copy of the voting instruction card provided by your broker or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the annual meeting. The annual meeting will begin promptly at 9:00 a.m. Mountain Daylight Time. Check-in will begin at 8:00 a.m., and you should allow ample time for the check-in procedures.
Q:	How can I vote my shares in person at the annual meeting?
A:	You may vote in person at the annual meeting any shares that you hold as the shareholder of record. You may only vote in person shares held in street name if you obtain from the broker or nominee that holds your shares a “legal proxy” giving you the right to vote the shares.

Q:	How can I vote my shares without attending the annual meeting?
A:	Whether you hold shares directly as the shareholder of record or beneficially in street name, you may without attending the meeting direct how your shares are to be voted. If you are a shareholder of record, you may vote by granting a proxy. If you hold shares in street name, you may vote by submitting voting instructions to your broker or nominee. Each record holder of Company common stock may submit a proxy by completing, signing, and dating a proxy card and mailing it in the accompanying pre-addressed envelope. Each shareholder who holds shares in street name may vote by mail by completing, signing, and dating a voting instruction card provided by the broker or nominee and mailing it in the accompanying pre-addressed envelope.
Q:	Can I change my vote?
A:	You may change your vote at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially, you may change your vote by submitting new voting instructions to your broker or nominee or, if you have obtained a “legal proxy” from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person. You may also change your vote by sending a written notice of revocation to Mr. Michael Weiner, Chief Executive Officer and Secretary, New Frontier Media, Inc., 7007 Winchester Circle, Suite 200, Boulder, Colorado 80301.
Q:	Who can help answer my questions?
A:	If you have any questions about the annual meeting or how to vote or revoke your proxy, you should contact Ms. Karyn Miller at New Frontier Media, Inc., 7007 Winchester Circle, Suite 200, Boulder, Colorado 80301, tel. (303) 786-8700, e-mail kmiller@noof.com.
If you need additional copies of this proxy statement or voting materials, you should contact Ms. Miller as described above.
Q:	How are votes counted?
A:	In the election of directors, you may vote FOR all of the seven nominees or you may direct your vote to be WITHHELD with respect to one or more of the seven nominees. With respect to ratification of the independent auditors, you may vote FOR, AGAINST or ABSTAIN. If you vote ABSTAIN, it has the same effect as a vote AGAINST. If you provide specific instructions, your shares will be voted as you instruct. If you sign your proxy card or voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the board of directors (FOR all of the Company’s nominees and FOR ratification of the independent auditors and, in the discretion of the proxy holders, on any other matters that properly come before the meeting). If any other matters properly arise at the meeting, your proxy, together with the other proxies received, will be voted at the discretion of the proxy holders.
Q:	What is a quorum and why is it necessary?
A:	Conducting business at the meeting requires a quorum. The presence, either in person or by proxy, of the holders of one third of the Company’s shares of capital stock outstanding on July 12, 2006 is necessary to constitute a quorum. Under the Colorado Business Corporation Act and the Company’s articles of incorporation and by-laws, abstentions and broker non-votes (when your shares are held in “street name” and you do not tell the nominee how to vote your shares) are treated as present for purposes of determining whether a quorum exists.
Q:	What is the voting requirement to approve each of the proposals?
A:	In the election of directors, the seven persons receiving the highest number of FOR votes at the annual meeting will be elected. Accordingly, abstentions and broker non-votes do not have the effect of a vote for or against the election of any nominee. You do not have the right to cumulate your votes.

Ratification of the independent auditors requires the affirmative FOR vote of a majority of those shares present in person or represented by proxy and entitled to vote on that proposal at the annual meeting. Accordingly, abstentions on other proposals will have the same effect as a vote against the proposal. Broker non-votes will not have the effect of a vote for or against this proposal.
Q:	What should I do if I receive more than one set of voting materials?
A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date, and return each proxy card and voting instruction card that you receive.
Q:	Where can I find the voting results of the annual meeting?
A:	We intend to announce preliminary voting results at the annual meeting and publish final results in our Quarterly Report on Form 10-Q for the fiscal quarter ending September 30, 2006.
Q:	What happens if additional matters are presented at the annual meeting?
A:	Other than the two items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. However, if you grant a proxy, the persons named as proxy holders, Michael Weiner, the Company’s Chief Executive Officer and Secretary, and Karyn Miller, the Company’s Chief Financial Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for any one or more other candidates nominated by the board of directors.
Each share of the Company’s common stock issued and outstanding as of the close of business on July 12, 2006, the record date, is entitled to be voted on all items being voted at the annual meeting, with each share being entitled to one vote. On the record date, 23,863,511 shares of common stock were issued and outstanding.
Q:	Who will count the votes?
A:	One or more inspectors of election will tabulate the votes. We expect that each inspector of election will be a representative of Corporate Stock Transfer, Inc.
Q:	Is my vote confidential?
A:	Proxy instructions, ballots, and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within the Company or to anyone else, except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation.
Q:	Who will bear the cost of soliciting votes for the annual meeting?
A:	The board of directors is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. Certain of our directors, officers and employees, without any additional compensation, may also solicit your vote in person, by telephone or by electronic communication. On request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

Q:	May I propose actions for consideration at next year’s annual meeting of shareholders?
A:	You may submit proposals for consideration at future shareholder meetings. However, in order for a shareholder proposal to be considered for inclusion in the Company’s proxy statement for the annual meeting next year, the written proposal must be received by the Company no later than April 30, 2007. Such proposals also will need to comply with Securities and Exchange Commission regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

PROPOSALS TO BE VOTED ON
PROPOSAL ONE
ELECTION OF DIRECTORS

The board of directors, based on the recommendation of the nominating committee of the board of directors, is proposing a slate of directors consisting of seven incumbent directors. The board of directors recommends that you vote your shares FOR each of these nominees.

THE NOMINEES

The nominees are listed below:

Name	Age	Position	Director Since
Michael Weiner (4)	64	Chief Executive Officer, Secretary and Director	1995
Dr. Skender Fani (1)(4)	66	Director	2002
Melissa Hubbard (2)(3)(4)	47	Director	2002
Alan Isaacman (4)	63	Director	1999
David Nicholas (1)(2)(4)	51	Director	2002
Hiram J. Woo (2)(3)(4)	71	Director	2001
Marc Greenberg	59	Director	2006

(1) Member of the compensation committee

(2) Member of the audit committee

(3) Member of the nominating committee

(4) Member of the executive committee

It is the intention of the persons named in the accompanying proxy card to vote all shares of common stock for which they have been granted a proxy for the election of Michael Weiner, Dr. Skender Fani, Melissa Hubbard, Alan Isaacman, David Nicholas, Hiram J. Woo and Marc Greenberg, each to serve as a director until the next annual meeting of shareholders and until his or her successor shall have been duly elected and qualified. All the nominees have consented to being named in this proxy statement and to serve as a director if elected. At the time of the annual meeting, if any of the nominees named above is not available to serve as director (an event that the board of directors does not currently have any reason to anticipate), all proxies will be voted for any one or more other persons that the board of directors designates. The board of directors believes that it is in the best interests of the Company to elect the above-described slate of directors.

INFORMATION ABOUT THE NOMINEES

No director or executive officer of the Company is related to any other director or executive officer. Other than Dr. Skender Fani, none of the Company’s officers or directors hold any directorships in any other public company. A majority of our board members are independent; the independent directors are Dr. Skender Fani, Melissa Hubbard, David Nicholas and Hiram Woo.

Stated below is the principal occupation of each nominee, the business experience of each nominee for at least the past five years, and certain other information relating to the nominees.

MICHAEL WEINER. In January 2004, Mr. Weiner was appointed to the position of Chief Executive Officer of the Company. He co-founded the Company in 1995 and held the title of Executive Vice President from 1995 until February 2003. As Executive Vice President, Mr. Weiner oversaw content acquisitions, network programming, and all contract negotiations related to the business affairs of the Company. In February 2003, he was appointed President of the Company, a position he held until January 2004. Prior to 1995, Mr. Weiner was in the real estate business for 20 years, specializing in shopping center development and redevelopment. He was involved as an owner, developer, manager, and syndicator of real estate in excess of $250 million.

DR. SKENDER FANI. Dr. Fani is a leading European-based sports and entertainment attorney, representing many of Europe’s top athletes and entertainers for over 20 years. In addition, he is a consultant to several major media and television companies in Europe. Dr. Fani is also the personal advisor to several major international soccer teams and their owners, including teams such as FC Barcelona, Juventus Torino, Dynamo Kiev, and MAGNA Austria. Dr. Fani is a member of the board of directors of Consulier Engineering, Inc., a Florida-based company listed on the Nasdaq SmallCap Market.

MELISSA HUBBARD. Ms. Hubbard currently serves as outside general counsel to several investment banking and technology-related companies based in Colorado, advising them on corporate, securities, licensing, compliance and franchise issues. In addition, she serves as an arbitrator and mediator for matters administered by the American Arbitration Association and the National Association for Securities Dealers. The Federal Communications Commission also selected her to serve on a special panel that arbitrates matters relating to retransmission consent and programming agreements. From 1992 through June 2001, Ms. Hubbard was Senior Vice President and general counsel of Daniels & Associates, L.P., and also served as an advisor to its executive committee. Located in Denver, Colorado, Daniels & Associates, L.P. is a leader in mergers-and-acquisitions and financial services to the cable, telecommunications, media, and internet industries worldwide. Prior to that, she was a partner in the corporate/securities group of Holland & Hart, L.L.P., the largest law firm in the Rocky Mountain region. She is currently the chair of the Colorado Bar Association Communications Law Section. She received her A.B. with high honors from Stanford University in 1980 and attended Georgetown Law School and the University of Colorado Law School, from which she received her J.D. in 1983.

ALAN ISAACMAN. Mr. Isaacman is a senior member of Isaacman, Kaufman & Painter, a Los Angeles, California law firm. Mr. Isaacman is a renowned litigation attorney representing general corporate clients as well as clients from the media and entertainment industries. He is considered an expert on First Amendment rights and has experience in areas of copyright, antitrust, securities, right to privacy and general entertainment law. Mr. Isaacman has successfully defended clients on First Amendment cases throughout the judicial system up to and including the Supreme Court of the United States. Mr. Isaacman received his undergraduate at Penn State University and received his law degree from Harvard University Law School. He is a Fellow of the American College of Trial Lawyers and is included in the Best Lawyers in America.

DAVID NICHOLAS. Since May 2005, Mr. Nicholas has been Senior Vice President of Strategic Sales at Xtend Networks, Inc., an Atlanta, Georgia based provider of solutions that expand bandwidth of hybrid fiber coax networks. Prior thereto, and beginning in February 2004, Mr. Nicholas was Vice President of Sales for N2 Broadband, Inc., a provider of open-platform solutions that allow cable network operators and content providers to offer on-demand services like video-on-demand (VOD). From January 2000 until February 2004, Mr. Nicholas was Vice President of Worldwide Sales for Concurrent Computer Corporation. In that position, he was responsible for creating and implementing VOD business strategies, overseeing sales and support services, and negotiating contracts with Concurrent’s major customers, such as Comcast Corporation, Time Warner, Inc., and Charter Communications, Inc. Prior to joining Concurrent, Mr. Nicholas was Executive Vice President of the Industrial Systems Division of Pioneer Electronics Corporation from 1995 to 1999, where he played a lead role in securing a major contract with Time Warner to supply its digital set top boxes.

HIRAM J. WOO. Beginning in February 2004, Mr. Woo’s major emphasis has been the resumption of his position as President of Regal Financial & Development Corporation, a real estate development and planning firm. However, in the period of February 2004 through April 2005, Mr. Woo also served part-time as the CEO, President and Director of Consolidated Food Service Corporation, an owner and operator of a small chain of steakhouse restaurants in Northern California. From 1997 through 2002, Mr. Woo was President and director of Steakhouse Partners, Inc., an operator of 65 full-service steakhouse restaurants located in 11 states. On February 15, 2002, Steakhouse Partners, Inc. filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code. From 1985 through 1996, Mr. Woo was President of Regal Financial & Development Corporation. While at Regal Financial & Development Corporation, Mr. Woo was responsible for acquisitions, feasibility analyses, financing and the overall coordination of all development and construction projects with an emphasis on residential single-family homes and multiple residential units. Mr. Woo managed over $300 million of real estate development projects in the Western United States under this entity. Mr. Woo has wide experience in accounting, taxes and management advisory services, actively practicing in his mid-size CPA firm for a period of ten years. Mr. Woo graduated from the University of California, Berkeley, with a Bachelor of Science Degree in Accounting and Finance and is a licensed Certified Public Accountant in California.

MARC GREENBERG. Since February 2006, Mr. Greenberg has been Co-President of the Company’s wholly-owned subsidiary, MRG Entertainment, Inc. In 1996 Mr. Greenberg co-founded MRG Entertainment, Inc. Prior thereto, beginning in 1987, Mr. Greenberg founded Cinema Products Video, Inc. (“CPV”) and began producing and distributing soft erotic programming. He sold CPV to the Spice Networks in 1994 and continued to run CPV as a wholly-owned subsidiary of the Spice Networks until 1996. Mr. Greenberg graduated from the University of Florida in 1970 with a Bachelor of Arts degree in Advertising.

INFORMATION REGARDING THE COMMITTEES OF THE BOARD OF DIRECTORS

Audit Committee

The audit committee members are Hiram Woo (Chairman), Melissa Hubbard and David Nicholas. The primary purpose of the audit committee is to act on behalf of the board of directors in its oversight of all material aspects of the Company’s accounting and financial reporting processes, internal controls and audit functions, including the Company’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002. Our board has determined that all members of its audit committee are independent and that Mr. Woo is an “audit committee financial expert,” within the meaning of the regulations of the United States Securities and Exchange Commission (the “SEC”) and the applicable rules of NASDAQ. The duties of the audit committee include the hiring and retaining of the Company’s independent registered public accounting firm which reports to the audit committee. The committee also reviews, prior to publication, our quarterly earnings releases and our reports to the SEC on Forms 10-K and 10-Q. The formal report of the audit committee for fiscal year 2006 is set forth under the caption “Report of the Audit Committee” in Proposal Two.

Compensation Committee

The compensation committee members are Messrs. Fani and Nicholas. This committee determines, approves, and reports to the board of directors on all elements of compensation of our executive officers. The compensation committee also has the power to prescribe, amend, and rescind rules relating to the Company’s stock option plans, to grant options and other awards under the stock option plans, and to interpret the stock option plans.

Both members of the compensation committee are “independent” in accordance with the rules of NASDAQ.

The compensation committee operates under a formal charter that governs its duties and standards of performance. A copy of the charter is available on our website, www.noof.com.

Nominating Committee

The nominating committee members are Ms. Hubbard (Chairman) and Mr. Woo. This committee performs the following functions:

• It considers, and recommends to the board of directors, individuals for appointment or election as directors.

• It recommends to the board of directors individuals for appointment to vacancies on any committee of the board of directors.

• It makes recommendations to the board of directors regarding any changes to the size of the board of directors or any committee

• It reports to the board of directors on a regular basis, not less than once a year.

• It performs any other duties or responsibilities expressly delegated to the committee by the board of directors relating to board or committee members.

Candidates for director should have certain minimum qualifications, including being able to understand basic financial statements, being over 21 years of age, having relevant business experience (taking into account the business experience of the other directors), and having high moral character. The committee retains the right to modify these minimum qualifications from time to time.

In evaluating an incumbent director whose term of office is set to expire, the nominating committee reviews that director’s overall service to the Company during that director’s term, including the number of meetings attended, level of participation, quality of performance, and any transactions with the Company engaged in by that director during his or her term.

When selecting a new director nominee, the committee first determines whether the nominee must be independent for Nasdaq purposes or whether the candidate must qualify as an “Audit Committee Financial Expert,” as that term is used in section 407 of the Sarbanes-Oxley Act of 2002. The committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The committee then meets to consider the candidates’ qualifications and chooses a candidate by majority vote.

Shareholders wishing to directly recommend candidates for election to the board of directors at an annual meeting must do so by giving notice in writing to Chairman of the Nominating Committee, New Frontier Media, Inc., 7007 Winchester Circle, Suite 200, Boulder, Colorado 80301. Any such notice must, for any given annual meeting, be delivered to the chairman not less than 120 days prior to the anniversary of the preceding year’s annual meeting. The notice must state (1) the name and address of the shareholder making the recommendations, (2) the name, age, business address, and residential address of each person recommended, (3) the principal occupation or employment of each person recommended, (4) the class and number of shares of New Frontier shares that are beneficially owned by each person recommended and by the recommending shareholder, (5) any other information concerning the persons recommended that must be disclosed in nominee and proxy solicitations in accordance with Regulation 14A of the Securities Exchange Act of 1934, and (6) a signed consent of each person recommended stating that he or she consents to serve as a director of the Company if elected.

The nominating committee will consider and vote on any recommendations so submitted. In considering any person recommended by a shareholder, the committee will look for the same qualifications that it looks for in any other person that it is considering for a position on the board of directors.

Any shareholder nominee recommended by the committee and proposed by the board of directors for election at the next annual meeting of shareholders will be included in the company’s proxy statement for that annual meeting.

The nominating committee operates under a formal charter that governs its duties and standards of performance. A copy of the charter is available on our website, www.noof.com.

Executive Committee

The executive committee, currently consisting of Ms. Hubbard and Messrs. Weiner, Fani, Isaacman, Nicholas and Woo, meets or takes written action when the board of directors is not otherwise meeting and has the same level of authority as the board of directors, including the authority to form board committees, except that it cannot amend the Company’s by-laws, or take any other action not permitted to be delegated to a committee under Colorado law. The Company does not currently anticipate that the executive committee will hold any meetings in fiscal year 2007.

COMMUNICATIONS FOR OUR SHAREHOLDERS TO THE BOARD OF DIRECTORS

Our board of directors recommends that shareholders direct to the Company’s assistant corporate secretary any communications intended for the board of directors. Shareholders can send communications by e-mail to kmiller@noof.com, by facsimile to (303) 444-0848, or by mail to Karyn Miller, Assistant Secretary, New Frontier Media, Inc., 7007 Winchester Circle, Suite 200, Boulder, Colorado 80301.

This centralized process will assist the board in reviewing and responding to shareholder communications in an appropriate manner. If a shareholder wishes to direct any communication to a specific board member, the name of that board member should be noted in the communication. The board of directors has instructed the assistant corporate secretary to forward shareholder correspondence only to the intended recipients, but the board has also instructed the assistant corporate secretary to review all shareholder correspondence and, in her discretion, not forward any items that she deems to be of a commercial or frivolous nature or otherwise inappropriate for the board’s consideration. Any such items may be forwarded elsewhere in the Company for review and possible response.

BOARD AND COMMITTEE MEETINGS

During the Company’s fiscal year ended March 31, 2006, the board of directors held eight meetings and acted by unanimous written consent four times. In addition, the independent members met in executive session without the non-independent director being present. Each director attended more than 75% of the board meetings and meetings of the board committees on which he or she served.

During the Company’s fiscal year ended March 31, 2006, the compensation committee met five times, the audit committee met six times, the nominating committee met once. The executive committee did not meet or otherwise act during the past fiscal year.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

Our directors are encouraged, but not required, to attend the annual meeting of shareholders. All of our directors, attended the 2005 annual meeting of shareholders, except for Marc Greenberg, who was not a director at that time.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16 of the Exchange Act, the Company’s directors and executive officers and beneficial owners of more than 10% of any class of equity securities of the Company are required to file certain reports, within specified time periods, indicating their holdings of and transactions in any class of equity securities and derivative securities. Based solely on a review of any such reports provided to the Company and written representations from such persons regarding the necessity to file any such reports, the Company is not aware of any failures to file reports or report transactions in a timely manner during the Company’s fiscal year ended March 31, 2006.

CORPORATE GOVERNANCE

The Company operates according to a comprehensive plan of corporate governance for the purpose of defining responsibilities, setting high standards of professional and personal conduct, and assuring compliance with those responsibilities and standards. The Company regularly monitors developments in the area of corporate governance. In July 2002, Congress passed the Sarbanes-Oxley Act of 2002, which, among other things, establishes, or provides the basis for, a number of new corporate governance standards and disclosure requirements. In addition, the Nasdaq Stock Market, Inc. has made changes to its corporate governance and listing requirements. The board of directors has initiated numerous actions consistent with these new rules and will continue to monitor developments in this area. Some are described below; others are described elsewhere in this proxy statement.

Statement of Policy

The Company has adopted a statement of policy entitled Corporate Governance Guidelines. This is intended to promote the functioning of the board and its committees, and to set forth the duties and responsibilities of the board of directors. A copy of the Corporate Governance Guidelines is available on our website.

Code of Ethics

The Company has adopted two codes of ethics, one relating to financial management (for its principal executive officer and its senior financial officers), the other relating to business conduct. A copy of each code of ethics is available on our website. Violations of either code of ethics may be reported to the audit committee.

Personal Loans to Executive Officers and Directors

The Company complies with and will operate in a manner consistent with recently enacted legislation outlawing extensions of credit in the form of personal loans to or for its directors and executive officers.

EXECUTIVE COMPENSATION

The following table sets forth the annual compensation paid to the Company’s chief executive officer and the five other most highly compensated executive officers of the Company (collectively, the “Named Executive Officers”) for the three fiscal years ended March 31, 2006, 2005 and 2004.

SUMMARY COMPENSATION TABLE

Annual Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation (2)	Securities Underlying Options/ SARS	All Other Compensation(1) ($)
Michael Weiner,... Chief Executive Officer	2006 2005 2004	420,769 315,000 318,077	340,000 390,000 315,000	— — —	0 0 0	6,350 8,264 6,637
Ken Boenish, ... President of New Frontier Media, Inc. and Colorado Satellite Broadcasting, Inc.	2006 2005 2004	348,077 300,000 298,077	280,000 325,000 250,000	— — —	225,000 150,000 0	6,134 7,837 8,213
Karyn Miller,... Chief Financial Officer	2006 2005 2004	179,424 165,000 159,231	144,000 165,000 100,000	— — —	100,000 75,000 —	5,815 5,921 5,510
Ira Bahr,... Vice President of Marketing and Corporate Strategy, New Frontier Media, Inc.	2006	47,308	—	26,962	125,000	—
Marc Greenberg,... Co-President, MRG Entertainment, Inc.	2006	33,654	—	—	—	1,045
Bill Mossa,... V.P. Affiliate Sales & Marketing of Colorado Satellite Broadcasting, Inc.	2006 2005 2004	164,615 153,315 137,280	141,208 137,394 194,150	— — —	25,000 10,000 —	5,702 4,918 6,469

(1) All “Other Compensation” includes amounts contributed to the Company’s 401(k) plan on behalf of the Named Executive Officers.

(2) “Other Annual Compensation” for Mr. Bahr includes $25,000 of moving expenses and an automobile allowance of $1,962. While each of the other Named Executive Officers enjoy certain other perquisites, such perquisites do not exceed the lesser of either $50,000 or 10% of each Named Executive Officer’s salary and bonus.

STOCK OPTIONS GRANTED IN THE LAST FISCAL YEAR

The following table provides more information on stock options granted to the Named Executive Officers during the last fiscal year.

Name	Number of Securities Underlying Options Granted (# of Shares)	% of Total Options Granted to Employees in 3/31/06	Exercise or Base Price ($/Sh)	Expiration Date	Grant Date Value
Ken Boenish (1)	225,000	29%	$6.42	7/12/2015	$801,000
Karyn Miller (2)	100,000	13%	$6.42	7/12/2015	$356,000
Bill Mossa (3)	25,000	3%	$6.42	7/12/2015	$89,000
Ira Bahr (4)	125,000	16%	$6.50	1/20/2016	$537,500

(1) On July 12, 2005, the Company granted options to Mr. Boenish to purchase 225,000 shares of common stock of the Company under the Company’s 2000 Incentive Stock Option Plan. 56,250 of Mr. Boenish’s options vest on each of July 12, 2006, 2007, 2008 and 2009. These options expire ten years from the grant date, subject to early termination in certain circumstances.

(2) On July 12, 2005, the Company granted options to Ms. Miller to purchase 100,000 shares of common stock of the Company under the Company’s 2000 Incentive Stock Option Plan. 25,000 of Ms. Miller’s options vest on each of July 12, 2006, 2007, 2008 and 2009. These options expire ten years from the grant date, subject to early termination in certain circumstances.

(3) On July 12, 2005, the Company granted options to Mr. Mossa to purchase 25,000 shares of common stock of the Company under the Company’s 1999 Incentive Stock Option Plan. 6,250 of Mr. Mossa’s options vest on each of July 12, 2006, 2007, 2008 and 2009. These options expire ten years from the grant date, subject to early termination in certain circumstances.

(4) On January 20, 2006, the Company granted options to Mr. Bahr to purchase 125,000 shares of common stock of the Company under the Company’s 2001 Incentive Stock Option Plan. 41,667 of Mr. Bahr’s options vest on each of January 20, 2007, 2008 and 2009. These options expire ten years from the grant date, subject to early termination in certain circumstances.

AGGREGATED OPTION EXERCISES LAST FISCAL YEAR
AND FISCAL YEAR END OPTION VALUES

The following table shows the number and value of stock options that each of the Named Executive Officers exercised during the year ended March 31, 2006. It also shows the number of exercisable and unexercisable options each of those persons held at March 31, 2006, and the amount he would have received had he exercised his options on March 31, 2006.

			Number of Securities Underlying Unexercised Options at FY-End (#)		Value of Unexercised In-the-Money Options at FY-End ($)(1)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Michael Weiner	109,762	584,513	429,046	—	$1,913,367	$0
Ken Boenish	40,000	197,749	256,900	225,000	$469,319	$263,250
Karyn Miller	40,000	132,123	126,000	100,000	$183,090	$117,000
Bill Mossa	—	—	78,300	31,700	$340,950	$29,250
Ira Bahr	—	—	—	125,000	—	$55,000

(1) The dollar value of each exercisable and unexercisable option was calculated by multiplying the number of shares of common stock underlying the option by the difference between the exercise price of the option and the closing price of the Company’s common stock at the Company’s fiscal year end ($7.59).

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides certain information concerning our equity compensation plans as of March 31, 2006.

EQUITY COMPENSATION PLAN INFORMATION

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,442,635	$4.61	386,550
Equity compensation plans not approved by security holders	118,000	$1.95	0

Total	1,560,635	$4.41	386,550

Material Features of Each Plan Not Approved by Shareholders

The 118,000 shares issuable under plans that were not approved by our shareholders are all issuable on exercise of individual warrants granted outside of a warrant plan. Each such grant was made in connection with agreements entered into by the Company in connection with consulting services. All such warrants are due to expire no later than 2009.

COMPENSATION OF DIRECTORS

Company directors who are not also Company employees are reimbursed for reasonable travel expenses related to attendance at board meetings and are paid $7,500 following attendance of each regular meeting of the board, $500 following attendance at each special meeting of the board of directors, and $1,000 following attendance at each meeting of any committee on which they serve. In addition, the Company awards each director 100,000 non-qualified options to purchase the Company’s common stock at fair market value or higher for his or her first year of service as a director and 25,000 additional options for each successive term. Company directors who are employees are not compensated for their services as director.

EMPLOYMENT CONTRACTS OF NAMED EXECUTIVE OFFICERS

The Company has an employment agreement with Michael Weiner that ends on March 31, 2007. This agreement provides for the payment of an annual base salary of $425,000 for the year ending March 31, 2006, an annual base salary of $500,000 for the year ending March 31, 2007, and such bonuses, if any, as may be determined by the Company’s compensation committee. The agreement provides that if Mr. Weiner terminates his employment after a change in control of the Company or is terminated without cause, the Company must pay Mr. Weiner an amount equal to his base salary for the duration of the employment period. The agreement further provides that, upon the occurrence of a change of control of the Company at a price equal to $5.00 per share or higher, the Company must pay Mr. Weiner a bonus, to be paid out over a period of one year, equal to his annual base salary.

The Company has an employment agreement with Karyn Miller that ends on March 31, 2007. The agreement provides for the payment of an annual base salary of $180,000 for the years ending March 31, 2006 and March 31, 2007, and such bonuses, if any, as may be determined by the Company’s compensation committee. The agreement provides that if Ms. Miller terminates her employment in accordance with her employment agreement, or is terminated without cause within six months after a change in control of the Company, the Company shall pay Ms. Miller an amount equal to her base salary for the duration of the employment period or for one year, whichever is less, and the amount of bonus, if any, paid to Ms. Miller for the fiscal year preceding the change in control.

The Company’s wholly owned subsidiary Colorado Satellite Broadcasting, Inc. has an employment agreement with Ken Boenish that ends on March 31, 2007. This agreement provides for the payment of an annual base salary of $350,000 for the years ending March 31, 2006 and March 31, 2007. Mr. Boenish is also entitled to such bonuses, if any, as may be determined by the Company’s compensation committee. The agreement provides that if Mr. Boenish terminates his employment after a change in control of the Company or is terminated without cause, the Company must pay Mr. Boenish an amount equal to his base salary for the duration of the employment period.

The Company has an employment agreement with Ira Bahr that ends on July 31, 2008. The agreement provides for an annual base salary of $300,000 during the term of the agreement, and an annual bonus at the discretion of the Company’s compensation committee up to 100% of Mr. Bahr’s base salary. If Mr. Bahr is terminated without cause, then the Company must pay Mr. Bahr an amount equal to his base salary for the duration of the employment period.

The Company’s wholly owned subsidiary, MRG Entertainment, Inc. has an employment agreement with Marc Laurence Greenberg that ends on February 10, 2009. The agreement provides for an annual base salary of $350,000 during the term of the agreement, and an annual bonus at the discretion of the Company’s compensation committee up to 100% of Mr. Greenberg’s base salary. If Mr. Greenberg is terminated without cause, then the Company must pay Mr. Greenberg an amount equal to his base salary through February 10, 2009, or six months of salary, whichever is greater.

TEN Sales, Inc., a wholly owned subsidiary of Colorado Satellite Broadcasting, Inc., has an employment agreement with Bill Mossa that ends on August 31, 2006. The agreement provides for an annual base salary of $160,000 during the term of the agreement and provides that Mr. Mossa may participate in TEN Sales’ sales commission program. If Mr. Mossa is terminated without cause, then

TEN Sales must pay to Mr. Mossa an amount equal to his base salary for the duration of the employment period.

LIMITS ON LIABILITY AND INDEMNIFICATION

The Company’s articles of incorporation eliminate the personal liability of our directors to the Company and its shareholders for monetary damages for breach of their fiduciary duties in certain circumstances. The articles of incorporation further provide that the Company will indemnify its officers and directors to the fullest extent permitted by law. The Company believes that this indemnification covers at least negligence and gross negligence on the part of the indemnified parties. Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers, and controlling persons of the Company under the foregoing provisions or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is therefore unenforceable.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the compensation committee has ever served as an officer or employee of the Company or any of our subsidiaries. During the last fiscal year, none of our executive officers served on the board of directors or compensation committee of any other entity whose officers served either on our board of directors or compensation committee.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

The compensation committee annually reviews the compensation program for the Chief Executive Officer and other members of senior management and then makes recommendations to the full board for determination. In each case, the committee takes into account the results achieved by the executive, his or her future potential, and his or her scope of responsibilities and experience. At five meetings held during the Company’s fiscal year ended March 31, 2006, the committee evaluated the performance of the Company’s executives and considered the compensation levels and equity programs at comparable companies and related industries before it made its compensation recommendations to the full board, including recommendations regarding salary increases, awards of cash bonuses and awards of stock options.

In furtherance of these purposes, and to provide a thorough comparison of the compensation for the Company’s executives with market levels and practices, this year the Committee retained a consultant (Mercer Human Resources Consulting) to prepare a report for the benefit of the Committee. The report analyzed the Company’s pay for performance relationship and provided compensation levels benchmarking and incentive opportunity benchmarking.

The committee’s philosophy is to provide a compensation package that attracts and retains superior executive talent and delivers higher rewards for superior performance and consequences for underperformance. It is also the committee’s practice to provide a balanced mix of cash and equity-based compensation that aligns both the short and long-term interests of the Company’s executives with that of its shareholders.

The committee seeks to attract and retain executive talent by offering competitive base salaries, annual performance incentive opportunities and long-term incentives. Base salaries for certain of the Company’s executives is set by their respective employment contracts. Apart from these contractual commitments, the committee intends to maintain base salaries at competitive levels in the marketplace for comparable executive ability and experience. The committee therefore compares the compensation for the Company’s senior management with the compensation at several comparable companies, including those companies that are included in the peer group used for the Performance Graph on page 16 of this proxy statement. The committee also considers changes in the consumer price index when determining base salaries.

The committee also makes recommendations to the full board for determining annual incentive bonuses. Although the committee does not use any fixed formula in determining annual incentive bonuses, it does link them to financial objectives of importance to the Company, including revenue and earnings growth, return on invested capital, and creation of shareholder value. The committee focuses on individual performance, which enables the committee to differentiate among executives and emphasize the link between personal performance and compensation.

The committee also reviews and recommends long-term incentive compensation for each executive, including grants of stock options and awards of time-vested restricted stock. The committee believes that this long-term incentive compensation aligns the interests of the Company’s executives with those of its shareholders and furthers executive retention.

The committee believes that all compensation paid or payable to its executive officers covered under Section 162(m) of the Internal Revenue Code will qualify for deductibility under such Section. The compensation committee is composed exclusively of non-employee independent directors.

Respectfully submitted July 1, 2006 by the members of the compensation committee.

David Nicholas and Dr. Skender Fani

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table states, as of June 8, 2006, the number and percentage of shares of Company common stock owned by each person owning at least 5% of the outstanding shares of Company common stock, each officer and director owning stock, each nominee for director owning stock, and all officers and directors as a group. Beneficial ownership is determined in accordance with the rules of the United States Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days after June 8, 2006, are deemed outstanding, but those shares are not deemed outstanding for purposes of computing percentage ownership of any other person. The number and percentage of shares beneficially owned are based on the aggregate of 23,835,111 shares of common stock outstanding as of June 8, 2006.

Unless otherwise indicated in the footnotes below, the persons and entities named in the table have sole voting or investment power with respect to all shares owned, subject to community property laws.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percent
Michael Weiner... 7007 Winchester Circle, Suite 200 Boulder, CO 80301	572,162	(1)	2%
Alan Isaacman... 8484 Wilshire Blvd., Suite 850 Beverly Hills, CA 90211	255,000	(2)	1%
Ken Boenish... 7007 Winchester Circle, Suite 200 Boulder, CO 80301	314,150	(3)	1%
Karyn Miller... 7007 Winchester Circle, Suite 200 Boulder, CO 80301	157,000	(4)	1%
Dr. Skender Fani... 7007 Winchester Circle, Suite 200 Boulder, CO 80301	130,000	(5)	1%
Melissa Hubbard... 7007 Winchester Circle, Suite 200 Boulder, CO 80301	100,000	(6)	*
Bill Mossa... 7007 Winchester Circle, Suite 200 Boulder, CO 80301	65,350	(7)	*
David Nicholas... 7007 Winchester Circle, Suite 200 Boulder, CO 80301	70,000	(8)	*
Hiram Woo... 7007 Winchester Circle, Suite 200 Boulder, CO 80301	25,000	(9)	*
Royce & Associates... 1414 Avenue of the Americas New York, NY 10119	1,604,200	(10)	7%
Steel Partners II LP... 589 Madison Avenue, 32nd Floor New York, NY 11022	3,166,270	(11)	13%

Stephens Investments Management LLC... 1 Sansome Street, Suite 2900 San Francisco CA 94140-4450	1,650,466	(12)	7%
All officers and directors as a group (9 persons)	1,688,662		7%

    * Less than 1%.

 (1) Includes the right to acquire 429,046 shares of common stock within 60 days upon the exercise of employee stock options and warrants.

 (2) Includes the right to acquire 105,000 shares of common stock within 60 days upon the exercise of stock options.

 (3) Includes the right to acquire 313,150 shares of common stock within 60 days upon the exercise of employee stock options.

 (4) Includes the right to acquire 151,000 shares of common stock within 60 days upon the exercise of employee stock options.

 (5) Includes the right to acquire 25,000 shares of common stock within 60 days upon the exercise of stock options.

 (6) Includes the right to acquire 100,000 shares of common stock within 60 days upon the exercise of stock options.

 (7) Includes the right to acquire 65,350 shares of common stock within 60 days upon the exercise of employee stock options.

 (8) Includes the right to acquire 70,000 shares of common stock within 60 days upon the exercise of employee stock options.

 (9) Includes the right to acquire 25,000 shares of common stock within 60 days upon the exercise of employee stock options.

(10) This share total is derived from a Schedule 13G filed by Royce & Associates on January 30, 2006.

(11) This share total is derived from a Schedule 13G filed by Steel Partners II L.P. on November 30, 2005.

(12) This share total is derived from the Top Institutional Holders schedule as reported by Yahoo! Finance on June 8, 2006.

PERFORMANCE GRAPH

The following graph compares on a cumulative basis the yearly percentage change, assuming dividend reinvestment, over the last five fiscal years in (a) the total shareholder return on our common stock with (b) the total return on the Standard & Poor’s SmallCap 600 Index and (c) the total return on a peer group index. The Standard & Poor’s SmallCap 600 index includes companies with a market capitalization of between $49.7 million and $4.8 billion, the current average market capitalization being approximately $867.9 million. The peer group is an index weighted by the relative market capitalization of Playboy Enterprises, Inc. and Private Media Group, Inc., both of which were selected for being in industries related to ours (provider of adult content), and for having revenues of $338.1 million and $32.6 million, respectively, in their most recently reported fiscal years.

The following graph assumes that $100 had been invested in each of the Company, the Standard & Poor’s Small Cap 600 Index and the two-member peer group on March 31, 2001.

5-YEAR CUMULATIVE TOTAL RETURN COMPARISION AMONG NEW FRONTIER
MEDIA, INC., S&P SMALLCAP 600 INDEX AND PEER GROUP INDEX

Comparison of Cumulative Five Year Total Return
$300
$250
$200
$150
$100
$50
$0
Mar01
Mar02
Mar03
Mar04
Mar05
Mar06
NEW FRONTIER MEDIA INC
S&P SMALLCAP 600 INDEX
PEER GROUP

The preceding sections entitled “Executive Compensation” and “Performance Graph” do not constitute soliciting material for purposes of SEC Rule 14a-9, will not be deemed to have been filed with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, and are not to be incorporated by reference into any other filing that we make with the SEC.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company paid $146,682 to Isaacman, Kaufman, & Painter during the fiscal year ended March 31, 2006, for legal services provided by that firm. The Company’s board member Alan Isaacman is a senior member of Isaacman, Kaufman & Painter.

PROPOSAL TWO
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

INDEPENDENT AUDITORS

Grant Thornton LLP has been the principal accounting firm for the Company since November 2001. The board of directors recommends that you vote your shares FOR ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the 2007 fiscal year.

The Company anticipates that representatives of Grant Thornton LLP will attend the annual meeting for the purpose of responding to appropriate questions. At the annual meeting, the representatives of Grant Thornton LLP will be afforded an opportunity to make a statement if they so desire.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The audit committee selects the Company’s independent registered public accounting firm, approves the scope of the audit plan, and reviews and approves the fees of the independent registered public accounting firm. The audit committee met regularly with Grant Thornton LLP during the past fiscal year, both with and without management present, to review the scope and results of the audit engagement, the Company’s system of internal controls and procedures, the effectiveness of procedures intended to prevent violations of laws and regulations, and the implementation of internal financial controls required by the Sarbanes-Oxley Act of 2002. In compliance with the SEC rules regarding auditor independence, and in accordance with the Company’s Audit Committee Charter we reviewed all services performed by Grant Thornton LLP for the Company within and outside the scope of the quarterly and annual auditing function.

We also:

• Met to discuss the quarterly unaudited and the annual audited financial statements with management and Grant Thornton LLP prior to the statements being filed with the SEC;

• Reviewed the Company’s disclosures in the Management’s Discussion and Analysis sections of such statements;

• Reviewed management’s program, schedule, progress and accomplishments for maintaining financial controls and procedures to assure compliance with Section 404 of the Sarbanes-Oxley Act of 2002;

• Reviewed quarterly earnings releases prior to their publication;

• Reviewed and approved in advance in accordance with the Company’s Audit Committee PreApproval Policy all proposals and fees for performing any work by Grant Thornton LLP;

• Reviewed and revised the committee’s charter in order to comply with newly enacted rules and regulations;

• Monitored the Company’s “whistleblower” program under which any complaints are forwarded directly to the Committee, to be reviewed in accordance with an established procedure for all such matters;

• Reviewed the audit, tax and audit-related services the Company had received from Grant Thornton LLP and determined that the providing of such services by Grant Thornton LLP was compatible with the preservation of their independent status as our independent auditor.

We have also reviewed and discussed the audited financial statements for the fiscal year ended March 31, 2006 with management and discussed with Grant Thornton LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90. We also received during the past fiscal year the written disclosures and the letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1 and have discussed with Grant Thornton LLP their independence. Based on the discussions referred to above, we recommended that the audited financial statements be included in the Company’s Annual Report on Form 10-K for filing with the SEC.

Audit Fees and All Other Fees

Audit Fees

Fees for audit services totaled approximately $519,770 in fiscal year 2006 and approximately $437,020 in fiscal year 2005, including fees associated with the annual audit and the reviews of the Company’s quarterly reports on Form 10-Q.

Fees for audit services regarding management’s assessment of the effectiveness of its internal control over financial reporting, all in connection with the Company’s efforts to comply with Section 404 of the Sarbanes-Oxley Act of 2002, totaled approximately $270,761 in fiscal year 2006 and approximately $359,258 in fiscal year 2005.

Audit-Related Fees

Fees for audit-related services not described above totaled approximately $175,852 in fiscal year 2006 and approximately $72,502 in fiscal year 2005. In fiscal year 2006, these fees were principally related to the audit of the Company’s 401(k) plan and financial due diligence in connection with the Company’s acquisition of MRG Entertainment, Inc.; in fiscal year 2005, these fees were principally related to the audit of the Company’s 401(k) plan, due diligence in connection with a potential joint venture, and assistance in responding to the SEC regarding the Company’s Securities Exchange Act filings.

Tax Fees

Fees for tax services, including tax compliance, tax advice, tax planning and, in fiscal year 2006, tax due diligence related to the Company’s acquisition of MRG Entertainment, Inc., totaled approximately $182,967 in fiscal year 2006 and approximately $126,521 in fiscal year 2005.

All Other Fees

None

Respectfully submitted July 1, 2006 by the members of the audit committee.

Melissa Hubbard, David Nicholas and Hiram J. Woo

      *   *   *

By order of the board of directors

Michael Weiner
Chief Executive Officer and Secretary

Dated: July 13, 2006

NEW FRONTIER MEDIA, INC.

2006 ANNUAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

P R O X Y	The undersigned, revoking all previous proxies, hereby appoints each of Michael Weiner and Karyn Miller as proxies, acting jointly and severally, with full power of substitution, for and in the name of the undersigned to vote all shares of common stock, par value $.0001 per share, of New Frontier Media, Inc., that the undersigned would be entitled to vote if present in person at the annual meeting of shareholders to be held on Tuesday, August 15, 2006, at 9:00 a.m. Mountain Daylight Time, at the Omni Interlocken Resort, 500 Interlocken Boulevard, Broomfield, Colorado, 80021, and at any adjournment, on the matters described in the accompanying proxy statement and on any such other matters as may properly come before the annual meeting. The proxies are directed to vote or refrain from voting as checked on the reverse side on the matters listed on the reverse side, and otherwise may vote in their discretion.

This proxy granted by this card will be voted in the manner directed on the reverse side by the undersigned shareholder. If no direction is specified, this proxy will be voted FOR proposals 1 and 2. With respect to any other matters that properly come before the annual meeting, the proxies may vote at their discretion. The board of directors currently knows of no other business that will come before the annual meeting. If at the itme of the annual meeting any of the nominees listed on this proxy card are unable to serve, this proxy will be voted for any other person or persons, if any, that the board of directors designates.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

1. Election of the following director nominees to serve for the following year and until their successors are elected:

Nominees are: Michael Weiner, Dr. Skender Fani, Melissa Hubbard, Alan Isaacman, David Nicholas and Hiram J. Woo

FOR ALL NOMINEES LISTED ABOVE WITH EXCEPTIONS NOTED	WITHHOLD AUTHORITY FOR ALL NOMINEES	WITHHELD FOR THE FOLLOWING ONLY: (WRITE THE NAME(S) OF THE NOMINEE(S) IN THE SPACE BELOW)
☐	☐

2. Ratification of the selection of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending March 31, 2007.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Mark here if your address has changed and provide us with your new address in the space provided to the right:

New Address:
Dated: ,2006
Signature(s) of Stockholder(s)
Title
Please mark, date and sign exactly as your name appears above and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If shares are held jointly, each shareholder named should sign.